SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2006

SLM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	File No. 333-130584 (Commission File Number)	52 2013874 (IRS Employer Identification Number)

12061 Bluemont Way, Reston, Virginia 20190 (Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (703) 810-3000

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

SLM Corporation (the “Company”) entered into a Distribution Agreement, dated as of May 5, 2006, with certain agents in connection with the offering of its Medium Term Notes, Series A, pursuant to its registration statement on Form S-3 (File No. 333-130584) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Company is filing herewith the following exhibits in connection with that offering.

Item 9.01                Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
	1.1	Amended and Restated Distribution Agreement dated as of May 5, 2006
	4.1	Officers’ Certificate, dated as of May 5, 2006, pursuant to Sections 2.02(a) and (c) of the Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

By:	/s/ C. E. Andrews
Name:	C. E. Andrews
Title:	Executive Vice President and
Chief Financial Officer

Date:  May 15, 2006

INDEX TO EXHIBITS

(d)           Exhibits

1.1	Amended and Restated Distribution Agreement dated as of May 5, 2006
4.1	Officers’ Certificate, dated as of May 5, 2006, pursuant to Sections 2.02(a) and (c) of the Indenture.